UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.     )
                                             ---

Filed  by  the  Registrant                            [_]
Filed  by  a  Party  other  than  the  Registrant     [x]

Check  the  appropriate  box:

[_]   Preliminary  Proxy  Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive  Proxy  Statement
[_]   Definitive  Additional  Materials
[x]   Soliciting  Material  Pursuant  to  Sec.240.14a-12


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
                (Name of Registrant as Specified in its Charter)

                    MFC BANCORP LTD. AND VENTEGIS CAPITAL AG
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  appropriate  box):

[x]   No  fee  required.
[_]   Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(4) and
      0-11.
      1) Title of  each  class  of  securities  to  which  transaction  applies:
      2) Aggregate  number  of  securities  to  which  transaction  applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and  state  how  it  was determined):
      4) Proposed  maximum  aggregate  value  of  transaction:
      5) Total  fee  paid:
[_]   Fee  paid  previously  with  preliminary  materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1) Amount  Previously  Paid:
      2) Form,  Schedule  or  Registration  Statement  No.:
      3) Filing  Party:
      4) Date  Filed:

MFC BANCORP LTD.
NEWS RELEASE



Contact:              Allen & Caron Inc.           MFC Bancorp Ltd.
                      Rob Weir (investors)         Rene Randall
                      (212) 691-8087               (604) 683-8286
                      robw@allencaron.com          rrandall@bmgmt.com
                             or
                      Kari Rinkeviczie (media)
                      Allen & Caron Inc.
                      (630) 428-9946
                      kari@allencaron.com




                   MFC BANCORP LTD. ANNOUNCES ACTIONS RELATED
                 TO MUNICH BASED CYBERNET STOCKHOLDERS' MEETING

New York, NY, (November 21, 2001) - - - MFC Bancorp Ltd. ("MFC", Nasdaq: MXBIF and Frankfurt Stock Exchange: MFC GR) is pleased to announce that the Court of Chancery of the State of Delaware in the United States (the "Court") has set a hearing for December 3, 2001 to hear MFC's application regarding the upcoming stockholders' meeting for the election of directors (the "Meeting") of Cybernet Internet Services International Inc. ("Cybernet" or the "Company", Neuer Markt:
CYN and OTC BB: ZNET) currently scheduled to be held on December 4, 2001. Cybernet is a Delaware corporation based in Munich, Germany. MFC, together with two major stockholders (the "Major Shareholders"), has requested that the Court, inter alia, postpone the meeting date from December 4, 2001. MFC also announced that it and a major shareholder have filed a preliminary Schedule 14A proxy statement with the U.S. Securities and Exchange Commission, for the purpose of nominating directors and soliciting proxies for the Meeting.

Cybernet is a provider of Internet communications and co-location services in Europe. MFC has provided Cybernet with notice that it intends to nominate directors that constitute 50% of the board. MFC has the support of the Major Shareholders, representing in aggregate approximately 26% of the outstanding and issued shares of Cybernet.

Cybernet has not held an election of directors since May 17, 1999. On November 13, 2001, Andreas Eder, C.E.O. of Cybernet, applied for and received an order from the Court scheduling the Meeting for December 4, 2001 and waiving all quorum requirements. Neither MFC nor the Major Shareholders were provided notice of Eder's application to the Court despite Cybernet's awareness of MFC's and the Major Shareholders' interest in board representation and their demands for a stockholders' meeting. MFC believes that the actions of the board of Cybernet were intended to entrench the current board and management of the Company.

Cybernet has incurred recurring operating losses and its share price has fallen from a high of euro 41 on January 20, 1999 to under euro 1 currently. MFC and the Major Shareholders believe that new leadership is required for the Company.

Cybernet's management proxy statement nominated Andreas Eder - Munich and Dr. Paolo di Fraia - Paris for election and the continuing directors are Robert Fratarcangelo and Dr. Hubert Besner - Munich.

Michael Smith, President of MFC, states "We are very disappointed in the actions taken by Cybernet's board. Given the huge losses incurred by stockholders and the Company's poor financial performance, we find it incredible that the board is now seeking to prevent stockholders from exercising their fundamental right to nominate and vote for the directors of their choice. Nonetheless, we look forward to establishing a reconstituted board of directors for the Company which will work positively towards preserving and enhancing shareholder value."

For further information please contact Rene Randall in North America at (604) 683 8286 or Marlene Bryl in Germany at + (49 30) 20 94 58 00.


ABOUT  MFC  BANCORP

MFC Bancorp Ltd. owns companies that operate in the financial services industry, specializing in merchant banking internationally. To obtain further information on MFC, please visit our web site at http://mfcbancorp.com.
                                             ---------------------

Certain statements included herein are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. Management cautions that forward-looking statements are not guarantees and that actual results could differ materially from those express or implied in the forward-looking statements. Important factors that could cause the actual results of operations or financial condition of MFC to differ include, but are not necessary limited to, the risks and uncertainties discussed in documents filed by MFC with the Securities and Exchange Commission.

                                   #  #  #  #

                            INFORMATION FURNISHED BY
                           MFC AND VENTEGIS CAPITAL AG
                      IN THEIR SOLICITATION OF PROXIES FROM
                            STOCKHOLDERS OF CYBERNET

MFC, Ventegis Capital AG ("Ventegis", and collectively with MFC, the "Shareholders Group") and certain other persons may be deemed to be participants in the solicitation of proxies by the Shareholders Group from stockholders of Cybernet in connection with the Meeting currently scheduled to be held on December 4, 2001. INFORMATION CONCERNING SUCH PARTICIPANTS WAS FILED BY THE SHAREHOLDERS GROUP WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON NOVEMBER 21, 2001 IN A PRELIMINARY PROXY STATEMENT ON SCHEDULE 14A.

STOCKHOLDERS OF CYBERNET ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT FILED WITH THE SEC ON NOVEMBER 21, 2001 AND THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE SHAREHOLDERS GROUP, BECAUSE SUCH PROXY STATEMENTS CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION. Stockholders of Cybernet and other interested parties may obtain, free of charge, copies of the preliminary proxy statement filed by the Shareholders Group with the SEC on November 21, 2001 and the definitive proxy statement when it becomes available, and any other documents filed by the Shareholders Group with the SEC, at the SEC's Internet web site at www.sec.gov.
                                                                    -----------
Each of these documents may also be obtained free of charge by calling Rene Randall in North America at + (604) 683 8286 or Marlene Bryl in Germany at + (49 30) 20 94 58 00.